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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      April 24, 1995

                          CITADEL HOLDING CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                 1-8625                    95-3885184
(STATE OR OTHER          (COMMISSION FILE           (I.R.S. EMPLOYER
JURISDICTION OF              NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)


600 North Brand Boulevard, Glendale, California           91203
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (818) 549-3130

                                     None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                                       Page 1 of 3 pages

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ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

        99.  Press Release of Citadel Holding Corporation, dated April 25, 1995.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITADEL HOLDING CORPORATION, a
                                      Delaware corporation

                                      By:    /s/ Steve Wesson
                                             -----------------
                                      Name:  Steve Wesson
                                      Title: President and Chief
                                             Executive Officer
April 25, 1995

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